September 6, 2019

United States Securities and Exchange Commission

Disclosure Review Office

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-0506

RE:	C.M. Life Variable Life Separate Account I

File No. 811-09020, CIK 0000943863

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (1940 Act), the above referenced separate account, a unit investment trust registered under the Act, mailed to its policy owners the 2019 semi-annual reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the 1940 Act.

The 2019 semi-annual reports of the investment companies listed below are incorporated by reference.

Investment Company	CIK
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0000896435
American Century Variable Portfolios, Inc.	0000814680
American Funds Insurance Series®	0000729528
Deutsche DWS Investments VIT Funds	0001006373
Variable Insurance Products Fund	0000356494
Variable Insurance Products Fund II	0000831016
Variable Insurance Products Fund V	0000823535
Franklin Templeton Variable Insurance Products Trust	0000837274
Goldman Sachs Variable Insurance Trust	0001046292
Janus Aspen Series	0000906185
MFS® Variable Insurance Trust	0000918571
MML Series Investment Fund	0000067160
MML Series Investment Fund II	0001317146
T. Rowe Price Equity Series, Inc.	0000918294

Very truly yours,

/s/ James M. Rodolakis

James M. Rodolakis
Lead Counsel, Annuity Product & Operations
C.M. Life Insurance Company